1N Y S E : V Y X May 9, 2024 Q1 2024 Earnings Report David Wilkinson, CEO Brian Webb-Walsh, CFO

2NYSE :VYX Notes to Investors SPIN-OFF INFORMATION. On October 16, 2023, NCR Voyix completed the spin-off of NCR Atleos Corporation (“NCR Atleos”) as an independent, publicly traded company. The historical financial results of NCR Atleos are reflected as discontinued operations in NCR Voyix’s consolidated financial statements for periods prior to the completion of the spin-off. Accordingly, the financial information included in this presentation and the associated remarks has been recast to reflect the treatment of NCR Atleos as discontinued operations. However, certain costs historically allocated to NCR Atleos do not meet the definition of expenses related to discontinued operations for purposes of GAAP requirements regarding the reporting of discontinued operations. These costs have been included in NCR Voyix’s results from continuing operations, even though NCR Voyix is not expected to incur any additional such costs following completion of the spin-off, and primarily include costs of services and selling, general and administrative expenses. As a result, NCR Voyix’s GAAP and non-GAAP combined segment and consolidated results in this presentation and the associated remarks may not be comparable with estimates previously reported. To address this, NCR Voyix has provided Normalized Adjusted EBITDA, which adjusts for these costs. In addition, NCR Voyix was not able to cease all NCR Atleos-related operations in all foreign countries simultaneously with the spin-off. As a result, some of these transfers occurred during the fourth quarter of fiscal 2023 and the first quarter of fiscal 2024, with more expected to occur in the future. Each of these transfers from continuing operations will impact NCR Voyix’s segment and consolidated results as we retrospectively recast historical financial information for additional operations that become categorized as discontinued operations. As a result, NCR Voyix’s GAAP and non- GAAP combined segment and consolidated results in this presentation and the associated remarks and in future public disclosures may not be comparable with estimates previously reported. As a result of discontinued operations treatment and post-2023 transfers and planned transfers of NCR Atleos-related operations in foreign countries, NCR Voyix’s GAAP and non-GAAP combined segment results, segment results and consolidated results in this release may not be comparable with estimates previously reported. To provide enhanced comparability of combined segment results and consolidated results between periods, NCR Voyix has provided Normalized Adjusted EBITDA, which adjusts for these items. NON-GAAP MEASURES. While the Company reports its results in accordance with generally accepted accounting principles in the United States, or GAAP, comments made during this presentation and in the associated remarks will include or make reference to certain “non-GAAP” measures, including selected measures such as Normalized revenue, adjusted EBITDA, Normalized Adjusted EBITDA, adjusted EBITDA margin and adjusted free cash flow-unrestricted. These measures are included to provide additional useful information regarding the Company’s financial results and are not a substitute for their comparable GAAP measures. NCR Voyix’s definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. Explanations of these non-GAAP measures, as well as a statement of usefulness and purpose of each such measure are included in the appendix of this presentation. These presentation materials and the associated remarks made during this presentation are integrally related and are intended to be presented and understood together.

3NYSE :VYX FORWARD-LOOKING STATEMENTS. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Statements can generally be identified as forward-looking because they include words such as “expect,” “target,” “anticipate,” “outlook,” “guidance,” “intend,” “plan,” “confident,” “believe,” “will,” “should,” “would,” “potential,” “positioning,” “proposed,” “planned,” “objective,” “likely,” “could,” “may,” or words of similar meaning. NCR Voyix Corporation (“NCR Voyix” or the “Company”) intends for these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to the Company’s plans, targets, goals, intentions, strategies, prospects, or financial outlook, including modeling considerations, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Forward-looking statements are subject to assumptions, risks and uncertainties that may cause actual results to differ materially from those contemplated by such forward-looking statements. The factors that could cause the Company’s actual results to differ materially include, among others, the following: challenges with transforming and growing the Company’s business, including the Company’s ability to attract new customers, increase use of the Company’s platform by existing customers and cross-sell additional products and solutions; the Company's ability to compete effectively against new and existing competitors and to continue to introduce competitive new products and solutions on a timely, cost-effective basis; the difficulties and risks associated with developing and selling complex new solutions and enhancements, including those using artificial intelligence; the timing and implementation of the Company’s cost reduction initiatives; the Company's ability to successfully complete and integrate acquisitions or other strategic transactions and to realize the anticipated benefits associated with the same; the failure to achieve some or all of the expected strategic benefits or opportunities expected from the spin-off of NCR Atleos Corporation (“NCR Atleos”); any unforeseen tax liabilities or impacts resulting from the spin-off of NCR Atleos; the impact of cybersecurity incidents on the Company’s business, including the April 2023 ransomware incident, and efforts to prevent or mitigate such incidents and any related impacts on the Company’s operations; efforts to comply with applicable data protection and data privacy laws; domestic and global economic and credit conditions; downturn or consolidation in the financial services industry; risks and uncertainties associated with the Company’s payments-related business; disruptions in the Company’s data center hosting and public cloud facilities; retention and attraction of key employees; defects, errors, installation difficulties or development delays; failure of the Company’s third-party suppliers; a major natural disaster or catastrophic event; geopolitical and macroeconomic challenges or events or acts of terrorism; environmental exposures from the Company’s historical manufacturing activities; risks associated with the Company’s indebtedness; the Company’s failure to maintain effective internal control over financial reporting and disclosure controls and procedures and its ability to remediate material weaknesses in its internal control over financial reporting; and other factors identified in “Risk Factors” in the Company’s filings with the U.S. Securities and Exchange Commission, which are available at https://www.sec.gov. You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements. The Company assumes no obligation to update any forward-looking statements, which speak only as of the date of this presentation. Notes to Investors

4NYSE :VYX NCR Voyix At-a-Glance 1 Based on RBR Global POS Software 2023 study. 2 Based on RBR Global EPOS and Self Checkout 2023 study. 3 Ranking as of Q4 2023 public filings by NCR Voyix, Q2 (QTWO), and Alkami (ALKT). #1 POS Software Provider for Restaurants & Retail1 #1 User footprint among independent digital banking providers3 #1 Self-Checkout Provider2 80% of top 10 Restaurant Chains as Customers 67% of Largest Retailers as Customers >60K Restaurant & Retail Platform Sites >300K Restaurant & Retail Sites 28M+ Registered Digital Banking Users 13 of 15 Top U.S. Retail Banks as Customers

5NYSE :VYX Software ARR3 $1.3B +6% Total ARR3 $2.1B +5% $662M +5% Software & Services Revenue1 $122M 14.2% Adj EBITDA1,2 & Margin1 61K +27% Total Platform Sites KEY QUARTERLY HIGHLIGHTS 1 Amounts reflect normalized financial results. For a definition of non-GAAP metrics and a reconciliation of GAAP to non-GAAP financial metrics, see Appendix. 2 Q1 2024 Normalized Adjusted EBITDA and Normalized Adjusted EBITDA margin include the impact of $22 million of spin-related dis-synergies. 3 Represents Annual Recurring Revenue. For a definition of Annual Recurring Revenue, see Appendix. Q1 2024 Overview

# Restaurants Segment Performance

## CUSTOMER UPDATES

Platform Connectivity

pressed JUICERY

### New Customer

Multi-year platform contract

- Unified customer experience (POS, back office, e-commerce, consumer marketing, payments)
- Fully integrated branded solutions (ordering, loyalty program, etc.)

Platform Expansion

### Renewal + Expansion

Multi-year contract (expanded offering via existing platform connectivity)

- Restaurant conglomerate with ~600 sites
- Branded digital ordering + mobile pay application

## SEGMENT HIGHLIGHTS

| | 1Q24 | Y-o-Y % Δ |
|---|---|---|
| Platform Sites | 30K | +6% |
| Payment Sites | 7K | +26% |
| Total ARR | $554M | +5% |

- **230+** new customers signed in Q1 2024

NYSE:VYX 6

# Retail Segment Performance

## CUSTOMER UPDATES

Platform Connectivity

Sainsbury's

### Renewal + Expansion

Multi-year contract (expanded software & services solutions via platform connectivity

- 22k+ lanes across 1700+ sites in the UK
- Customer payback within two years

Self-Checkout

### Expansion with Global e-Commerce Company

- Doubled contracted locations in Q1
- Upgraded to NextGen self-checkout

Self-Checkout

NEX Navy Exchange

### Expansion

- Adding self-checkout technology to 40 sites
- Additional expansion opportunity

## SEGMENT HIGHLIGHTS

| | 1Q24 | Y-o-Y % Δ |
|---|---|---|
| Platform Sites | 31K | +57% |
| Total ARR | $1,029M | +5% |

- 50+ new customers signed in Q1 2024

NYSE:VYX 7

8NYSE :VYX Digital Banking Segment Performance CUSTOMER UPDATES SEGMENT HIGHLIGHTS Platform Expansion Digital-First Platform 1Q24 Y-o-Y % Δ ARPU $27.63 +4% Active Users 19.7M +3% Registered Users 28.5M +5% Segment ARR $539M +7% • 200+ renewals & expanded relationships in 1Q24 • 5 new financial institutions signed in 1Q24 Digital-First Platform Expansion with Top-10 Retail Bank Expanded multi-million dollar relationship to better serve end-users and drive cost efficiency New Customer Implementing digital-first platform to attract new customers Expansions with over 200 Financial Institutions Cross-selling and upselling digital-first platform solutions driving future ARPU growth

9NYSE :VYX NCR Voyix Loyalty Restaurant & Retail Sunday Everseen Olo MX Tech Platform Partner Ecosystem NCR Voyix Next-Gen Self-Checkout Retail STRATEGIC OFFERINGS TO DRIVE REVENUE GROWTH Products & Partnerships

10N Y S E : V Y X Financial Overview

# 1Q 2024 Results – Total Company

*$ in Millions (except EPS)*

## Revenue



Reported
$916
$862
1Q23
1Q24
(6)% Y/Y
Normalized[1]
$889
$858
1Q23
1Q24
(3)% Y/Y

## Software & Services Revenue



Reported
$652
$665.8
1Q23
1Q24
+2% Y/Y
Normalized[1]
$629
$662
1Q23
1Q24
+5% Y/Y

## Adj. EBITDA[2]



Reported
$124
$120
13.5%
13.9%
1Q23
1Q24
(3)% Y/Y
Normalized[1]
$125
$122
14.1%
14.2%
1Q23
1Q24
(2)% Y/Y

## Q1 2024 YoY Drivers

- **Revenue: Software & Services growth offset by Hardware declines**
- **Software & Services Revenue: All three segments growing, driven by platform conversions in Retail and Restaurants and on-boarding new customers in Digital Banking**
- **Adj. EBITDA: Margin expansion driven by transformation initiatives and revenue mix, partially offset by spin-related dis-synergies**

## Diluted EPS

| GAAP | Adjusted (Non-GAAP) |
|---|---|
| $(0.31) per share | $0.13 per share |

1 Amounts reflect normalized financial results. For a definition of non-GAAP metrics and a reconciliation of GAAP to non-GAAP financial metrics, see Appendix.
2 Q1 2024 Reported and Normalized Adjusted EBITDA include the impact of $22 million of spin-related dis-synergies.

NYSE:VYX 11

12NYSE :VYX Segment and Corp. & Other Results - Normalized1 $ in Millions Q1 2024 Q1 2023 Normalized % Change RESTAURANTS Revenue $202 $208 (3)% Software & Services Revenue $156 $152 3% Adj EBITDA $55 $44 25% Adj EBITDA Margin (%) 27.2% 21.2% 600 bps RETAIL Revenue $491 $528 (7)% Software & Services Revenue $342 $327 5% Adj EBITDA $86 $83 4% Adj EBITDA Margin (%) 17.5% 15.7% 180 bps DIGITAL BANKING Revenue $147 $137 7% Adj EBITDA $54 $49 10% Adj EBITDA Margin (%) 36.7% 35.8% 90 bps CORPORATE & OTHER Revenue $18 $16 13% Adj EBITDA $(73) $(51) n/m $ in Millions 1 Amounts reflect normalized financial results. For a definition of non-GAAP metrics and a reconciliation of GAAP to non-GAAP financial metrics, see Appendix.

13NYSE :VYX Cash and Debt Information Capital Structure 03/31/2024 $ in Millions Total Debt $2,673 Cash Balance  $246 Net Debt1 $2,427 Normalized Adj. EBITDA2 $627 Net Leverage Ratio2,3 3.9x Cash Flows Provided By (Used In) Operations $(35)M Adjusted Free Cash Flow - Unrestricted (non-GAAP) $(66)M 1 Includes $196 million of outstanding debt within Revolving Credit Facility. Revolving credit facility matures in 2028. 2 Amount reflects normalized financial results. Normalized Adj. EBITDA amount represents Last Twelve Months (LTM) results. For a definition of non- GAAP metrics and a reconciliation of GAAP to non-GAAP financial metrics, see Appendix. 3 Net leverage ratio calculated as Net Debt / Normalized LTM Adjusted EBITDA.

14NYSE :VYX Reaffirmed FY 2024 Performance Outlook METRIC FY 2024E Total Revenue $3,600M – $3,700M Software & Services Revenue $2,700M – $2,750M Hardware Revenue  $900M – $950M Adj. EBITDA  $632M – $657M Adj. EBITDA Margin 17.5% – 17.7% Adj. EPS $0.84 - $0.94 Adj. Free Cash Flow - Unrestricted $155M – $185M Adj. Free Cash Flow Conversion  (as % of Adj. EBITDA) 25% – 28%

15N Y S E : V Y X Appendix

16NYSE :VYX Non-GAAP Measures: While NCR Voyix reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR Voyix’s financial results and are not a substitute for their comparable GAAP measures. Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) NCR Voyix determines Adjusted EBITDA for a given period based on its GAAP net income from continuing operations plus interest expense, net; plus income tax expense (benefit); plus pension mark-to-market adjustments; plus depreciation and amortization; plus stock-based compensation expense; and other special items, including amortization of acquisition-related intangibles, separation-related costs, cyber ransomware incident recovery costs (net of insurance recoveries), fraudulent ACH disbursements costs, and transformation and restructuring charges (which includes integration, severance and other exit and disposal costs), among others. Separation-related costs include costs incurred as a result of the spin-off. Professional and other fees to effect the spin-off including separation management, organizational design, and legal fees have been classified within discontinued operations through October 16, 2023, the separation date. The historical financial information and any forecasted financial information included in this presentation were determined based on the Retail, Restaurants, and Digital Banking segment results including an estimate of corporate costs, perimeter adjustments as well as the impact from commercial agreements between NCR Voyix and NCR Atleos. The actual historical results may differ from the periods presented based on the GAAP requirements for reporting discontinued operations. NCR Voyix uses Adjusted EBITDA to evaluate and measure the ongoing performance of its business segments. NCR Voyix also uses Adjusted EBITDA to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR Voyix believes that Adjusted EBITDA provides useful information to investors because it is an indicator of the strength and performance of the Company’s ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions, and other investments, and excludes certain items whose fluctuation from period to period do not necessarily correspond to changes in the operations of our business segments. In addition, we believe Adjusted EBITDA is useful to investors because it and similar measures are commonly used by industry analysts, investors, and lenders to assess the financial performance of companies in our industry. Adjusted EBITDA margin is calculated based on Adjusted EBITDA as a percentage of total revenue. Normalized measures generally The Company presents certain Normalized figures, including Normalized Revenue and Normalized Adjusted EBITDA on both a segment and consolidated basis, in this presentation. Normalized figures for a given period are calculated by adjusting for estimated amounts historically allocated to NCR Atleos that do not meet the definition of amounts related to discontinued operations for purposes of GAAP requirements regarding the reporting of discontinued operations. Normalized measures also remove revenue and costs associated with the transfer or pending transfer of NCR Atleos-related operations in all foreign countries that have not occurred by December 31, 2023 and adjust for all divestitures that occurred in prior periods that are not treated as discontinued operations under GAAP. The Company uses these Normalized figures to estimate the performance of the continuing business following the spin-off. The Company believes that Normalized figures provide useful information to investors because it is an indicator of the strength and performance of the Company’s ongoing business operations following the spin-off and allow for more easy comparisons period over period.

17NYSE :VYX Non-GAAP Measures: Adjusted free cash flow-unrestricted: NCR Voyix management uses a non-GAAP measure called “adjusted free cash flow-unrestricted” to assess the financial performance of the Company. We define adjusted free cash flow as net cash provided by (used in) operating activities less capital expenditures for property, plant and equipment, less additions to capitalized software, plus/minus net reductions or reinvestments in the trade receivables facility due to fluctuations in the outstanding balance of receivables sold, restricted cash settlement activity, NCR Atleos settlement activity, net cash provided by (used in) environmental discontinued operations plus acquisition-related items, and plus pension contributions and settlements. NCR Atleos settlement activity relates to changes in amounts owed to and amounts due from NCR Atleos for activity related to items governed by the separation and distribution agreement. Activity from the commercial and transition services agreements are not included in this adjustment. Non-GAAP Reconciliations: The Company’s definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. With respect to our outlook for Adjusted EBITDA, Adjusted EBITDA margin and Adjusted free cash flow- unrestricted for 2024 Performance Outlook, we are not providing a reconciliation to GAAP net income or Cash flows from Operating Activities because we are not able to predict with reasonable certainty the reconciling items that may affect the GAAP net income from continuing operations or Cash flows from Operating Activities without unreasonable effort. The reconciling items are primarily the future impact of special tax items, capital structure transactions, restructuring, pension mark-to-market transactions, acquisitions and divestitures, or other events. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, GAAP net income. USE OF CERTAIN TERMS. As used in these materials: The term “recurring revenue” includes all revenue streams from contracts where there is a predictable revenue pattern that will occur at regular intervals with a relatively high degree of certainty. This includes hardware and software maintenance revenue, cloud revenue, payment processing revenue, and certain professional services arrangements, as well as term-based software license arrangements that include customer termination rights. The term “annual recurring revenue” or “ARR” is recurring revenue, excluding software licenses sold as a subscription, for the last three months times four, plus the rolling four quarters for term-based software license arrangements that include customer termination rights. The term "Software ARR" includes recurring software license revenue, software maintenance revenue, SaaS revenue, standalone hosted contract revenue, professional services recurring revenue and payments revenue. The term “Software & Services Revenue” includes all software, services and payments revenue and excludes hardware revenue. The term “ARPU” means average recurring revenue per active user (digital banking).  The term “platform sites” includes all sites for which we bill for use of our Commerce platform. The term “payment sites” includes all sites which utilizes NCR Voyix’s payment processing capabilities.

18NYSE :VYX Reconciliation of GAAP to Non-GAAP Financials Normalized Revenue Normalized Software & Services Revenue: Normalized for comparisons for all divestitures and (ii) delayed transfers to NCR Atleos $ in millions Q1 2024 Q1 2023 Reported Revenue $862 $916 Less: Divestitures1 — (15) Less: NCR Atleos delayed country transfers (4) (12) Normalized Revenue $858 $889 $ in millions Q1 2024 Q1 2023 Reported Software & Services Revenue $666 $652 Less: Divestitures1 — (13) Less: NCR Atleos delayed country transfers (4) (10) Normalized Revenue $662 $629 1 Divestiture amounts represent the Q1 2023 impact of the non-core payments and Austria-based hardware divestitures.

19NYSE :VYX Reconciliation of GAAP to Non-GAAP Financials $ in millions Q1 2024 Q1 2023 Retail Adjusted EBITDA (As Reported) $ 86 $ 83 Restaurants Adjusted EBITDA (As Reported) $ 55 $ 44 Digital Banking Adjusted EBITDA (As Reported) $ 54 $ 49 Other Adjusted EBITDA (As Reported) (75) (52) Divestitures1 — (7) NCR Atleos delayed country transfers 2 (7) Estimated costs historically allocated to NCR Atleos — 15 Other Normalized Adjusted EBITDA $ (73) $ (51) NCR Voyix Normalized Adjusted EBITDA $ 122 $ 125 Segment Adjusted EBITDA Segment Normalized Adjusted EBITDA 1 Divestiture amounts represent the Q1 2023 impact of the non-core payments and Austria-based hardware divestitures.

20NYSE :VYX Reconciliation of GAAP to Non-GAAP Financials Adjusted Free Cash Flow-Unrestricted $ in millions Q1 2024 Net cash provided by (used in) operating activities (GAAP) ($35) Expenditures for property, plant and equipment (8) Additions to capitalized software (53) Restricted cash settlement activity 1 NCR Atleos settlement activity 26 Pension contributions 3 Change in trade receivables facility — Net cash provided by (used in) environmental discontinued operations — Adjusted free cash flow-unrestricted (non-GAAP) ($66)

# Reconciliation of GAAP to Non-GAAP Financials

*Adjusted EBITDA*

*Normalized Adjusted EBITDA*

| *$ in millions* | | Q1 2024 | | LTM Q1 2024 | | Q1 2023 |
|---|---|---|---|---|---|---|
| **Net Income (Loss) from Continuing Operations Attributable to NCR Voyix (GAAP)** | **$** | **(40)** | **$** | **(561)** | **$** | **(66)** |
| Depreciation and amortization (excluding acquisition-related amortization of intangibles) | | 66 | | 259 | | 59 |
| Acquisition-related amortization of intangibles | | 14 | | 68 | | 17 |
| Interest expense | | 39 | | 250 | | 83 |
| Interest income | | (2) | | (12) | | (3) |
| Income tax expense (benefit) | | (14) | | 183 | | 5 |
| Stock-based compensation expense | | 13 | | 138 | | 25 |
| Pension mark-to-market adjustments | | — | | 7 | | — |
| Acquisition-related costs | | — | | 1 | | — |
| Loss on debt extinguishment | | — | | 46 | | — |
| Transformation and restructuring costs | | 32 | | 68 | | 3 |
| Separation costs | | 5 | | 102 | | 2 |
| Loss (gain) on disposal of businesses | | (7) | | 8 | | (3) |
| Foreign currency devaluation | | 15 | | 15 | | — |
| Fraudulent ACH disbursements | | (1) | | 20 | | 2 |
| Cyber ransomware incident recovery costs | | — | | 17 | | — |
| **Adjusted EBITDA (Non-GAAP)** | **$** | **120** | **$** | **609** | **$** | **124** |
| Divestitures[1] | | — | | (12) | | (7) |
| NCR Atleos delayed country transfers | | 2 | | (26) | | (7) |
| Estimated costs historically allocated to NCR Atleos | | — | | 56 | | 15 |
| **Normalized Adjusted EBITDA (Non-GAAP)** | **$** | **122** | **$** | **627** | **$** | **125** |

1 Divestiture amounts represent the Q1 2023 impact of the non-core payments and Austria-based hardware divestitures.

NYSE:VYX 21

# Reconciliation of GAAP to Non-GAAP Financials: Q1 2024

| *$ in millions (except EPS)* | Q1 2024 GAAP | Transformation and Restructuring Costs | ACH Wire Costs | Loss on disposal of businesses | Stock-based compensation expense | Acquisition-related amortization of intangibles | Separation costs | Cyber incident ransomware recovery costs | FX devaluation | Q1 2024 Non-GAAP |
|---|---|---|---|---|---|---|---|---|---|---|
| Product revenue | $ 232 | $ — | $ — | $ — | $ — | $ — | $ — | $ — | $ — | $ 232 |
| Service revenue | 630 | — | — | — | — | — | — | — | — | 630 |
| **Total revenue** | **862** | **—** | **—** | **—** | **—** | **—** | **—** | **—** | **—** | **862** |
| Cost of products | 200 | — | — | — | — | (1) | (2) | — | — | 197 |
| Cost of services | 466 | (10) | — | — | (3) | (3) | 2 | — | — | 452 |
| **Gross margin** | **196** | **10** | **—** | **—** | **3** | **4** | **—** | **—** | **—** | **213** |
| *Gross margin rate* | 22.7 % | 1.2 % | — % | — % | 0.3 % | 0.5 % | — % | — % | — % | 24.7 % |
| Selling, general, and administrative expenses | 132 | (18) | 1 | — | (7) | (10) | (1) | — | — | 97 |
| Research and development expenses | 60 | (2) | — | — | (3) | — | (4) | — | — | 51 |
| Total operating expenses | 192 | (20) | 1 | — | (10) | (10) | (5) | — | — | 148 |
| *Total operating expense as a % of revenue* | 22.3 % | (2)% | — % | — % | (1)% | (1)% | (1)% | — % | — % | 17 % |
| **Income (loss) from operations** | **4** | **30** | **(1)** | - | **13** | **14** | **5** | **—** | **—** | **65** |
| *Income (loss) from operations as a % of revenue* | 0.5 % | 3.5 % | (0.1)% | — % | 1.5 % | 1.6 % | 0.6 % | — % | — % | 7.5 % |
| Interest and other (expense) income, net | (59) | 2 | — | (7) | — | — | — | — | 15 | (49) |
| Income from continuing operations before income taxes | (55) | 32 | (1) | (7) | 13 | 14 | 5 | — | 15 | 16 |
| Income tax (benefit) expense | (14) | 4 | — | (1) | — | 3 | 1 | — | 3 | (4) |
| *Effective income tax rate* | 25 % | | | | | | | | | (25.0)% |
| Income (loss) from continuing operations | $ (41) | $ 28 | $ (1) | $ (6) | $ 13 | $ 11 | $ 4 | $ — | $ 12 | $ 20 |
| Net income (loss) attributable to noncontrolling interests | (1) | — | — | — | — | — | — | — | — | (1) |
| **Income (loss) from continuing operations (attributable to NCR)** | **$ (40)** | **$ 28** | **$ (1)** | **$ (6)** | **$ 13** | **$ 11** | **$ 4** | **$ —** | **$ 12** | **$ 21** |
| **Diluted earnings per share** | **$ (0.31)** | **$ 0.17** | **$ (0.01)** | **$ (0.04)** | **$ 0.08** | **$ 0.07** | **$ 0.02** | **$ —** | **$ 0.07** | **$ 0.13** |
| Diluted shares outstanding | 143.5 | | | | | | | | | 162.7 |

NYSE:VYX 22

23NYSE :VYX Reconciliation of GAAP to Non-GAAP Financials: Q1 2024 $ in millions (except EPS) Q1 2024 Q1 2024 Non- GAAP Income (loss) from continuing operations attributable to NCR Voyix common stockholders Income (loss) from continuing operations (attributable to NCR Voyix) $ (40) $ 21 Dividends on convertible preferred shares (4) — Income (loss) from continuing operations attributable to NCR Voyix common stockholders $ (44) $ 21 Weighted average outstanding shares: Weighted average diluted shares outstanding 143.5 146.8 Weighted as-if converted preferred shares — 15.9 Total shares used in diluted earnings per share 143.5 162.7 Diluted earnings per share from continuing operations(1) $ (0.31) $ 0.13 1 GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR Voyix's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile.

# Reconciliation of GAAP to Non-GAAP Financials: Q1 2023

| $ in millions (except EPS) | Q1 2023 GAAP | Transformation and Restructuring Costs | ACH Wire Costs | Loss on disposal of businesses | Stock-based compensation expense | Acquisition-related amortization of intangibles | Separation costs | Cyber incident ransomware recovery costs | FX devaluation | Q1 2023 Non-GAAP |
|---|---|---|---|---|---|---|---|---|---|---|
| Product revenue | $ 291 | $ — | $ — | $ — | $ — | $ — | $ — | $ — | $ — | $ 291 |
| Service revenue | 625 | — | — | — | — | — | — | — | — | 625 |
| **Total revenue** | **916** | **—** | **—** | **—** | **—** | **—** | **—** | **—** | **—** | **916** |
| Cost of products | 269 | — | — | — | (1) | (1) | — | — | — | 267 |
| Cost of services | 417 | — | — | — | (2) | (9) | — | — | — | 406 |
| **Gross margin** | **230** | **—** | **—** | **—** | **3** | **10** | **—** | **—** | **—** | **243** |
| *Gross margin rate* | 25.1 % | — % | — % | — % | 0.3 % | 1.1 % | — % | — % | — % | 26.5 % |
| Selling, general, and administrative expenses | 155 | (3) | (2) | — | (20) | (7) | (2) | — | — | 121 |
| Research and development expenses | 49 | — | — | — | (2) | — | — | — | — | 47 |
| Total operating expenses | 204 | (3) | (2) | — | (22) | (7) | (2) | — | — | 168 |
| *Total operating expense as a % of revenue* | 22.3 % | (0.3)% | (0.2)% | — % | (2.4)% | (0.8)% | (0.2)% | — % | — % | 18.3 % |
| **Income (loss) from operations** | **26** | **3** | **2** | **—** | **25** | **17** | **2** | **—** | **—** | **75** |
| *Income (loss) from operations as a % of revenue* | 2.8 % | 0.3 % | 0.2 % | — % | 2.7 % | 1.9 % | 0.2 % | 0.1 % | — % | 8.2 % |
| Interest and other (expense) income, net | (87) | — | — | (3) | — | — | — | — | — | (90) |
| Income from continuing operations before income taxes | (61) | 3 | 2 | (3) | 25 | 17 | 2 | — | — | (15) |

NYSE:VYX 24

25NYSE :VYX Segment and Corp. & Other Results - As Reported $ in Millions Q1 2024 Q1 2023 % Change RESTAURANTS Revenue $202 $211 (4)% Software & Services Revenue $156 $153 2% Adj EBITDA $55 $44 25% Adj EBITDA Margin (%) 27.2% 20.9% 630 bps RETAIL Revenue $491 $528 (7)% Software & Services Revenue $342 $327 5% Adj EBITDA $86 $83 4% Adj EBITDA Margin (%) 17.5% 15.7% 180 bps DIGITAL BANKING Revenue $147 $137 7% Adj EBITDA $54 $49 10% Adj EBITDA Margin (%) 36.7% 35.8% 90 bps CORPORATE & OTHER Revenue $22 $40 (45)% Adj EBITDA $(75) $(52) n/m